3rd Street Medical Center Los Angeles, CA ACQUISITION & DEVELOPMENT UPDATE September 2019

Forward-looking Statements This document contains both historical and forward-looking statements. Forward-looking statements are based on current expectations, plans, estimates, assumptions and beliefs, including expectations, plans, estimates, assumptions and beliefs about our company, the real estate industry, pending acquisitions, future medical office building performance and the debt and equity capital markets. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include information concerning possible or assumed future results of operations of our Company. The forward-looking statements included in this document are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive, market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward- looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions affecting the healthcare property sector, the commercial real estate market and the credit market; our ability to complete our pending acquisitions; competition for acquisition of medical office buildings and other facilities that serve the healthcare industry; economic fluctuations in certain states in which our property investments are geographically concentrated; retention of our senior management team; financial stability and solvency of our tenants; supply and demand for operating properties in the market areas in which we operate; our ability to acquire properties, and to successfully operate those properties once acquired; changes in property taxes; legislative and regulatory changes, including changes to laws governing the taxation of REITs and changes to laws governing the healthcare industry; fluctuations in reimbursements from third party payors such as Medicare and Medicaid; changes in interest rates; the availability of capital and financing; restrictive covenants in our credit facilities; changes in our credit ratings; our ability to remain qualified as a REIT; and the risk factors set forth in our 2018 Annual Report on Form 10-K filed on February 19, 2019, as updated by our subsequent filings under the Exchange Act. Forward-looking statements speak only as of the date made. Except as otherwise required by the federal securities laws, we undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward looking statements included in this document or that may be made elsewhere from time to time by, or on behalf of, us. The Company has an effective registration statement (including a prospectus) with the Securities and Exchange Commission (the “SEC”). Before you invest in any offering of the Company’s securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov.

Acquisition & Development Update

Healthcare Trust of America, Inc. or "The Company" continues to target external investments that meet its disciplined criteria of being (i) core-critical real estate for healthcare delivery, either on-campus or in core community outpatient settings; (ii) located in fast growing, key markets, and (iii) with strong healthcare provider tenancy, which we believe allows for strong rental growth over time. HTA uses its national operating platform to source acquisition and development opportunities at attractive yields which the Company believes will generate shareholder value over the short and long-term.

As of August 30, 2019, the Company announced year-to-date medical office building ("MOB") investments of (i) $208 million in acquisitions and (ii) $85-90 million in new development projects.

Acquisitions

During 2019, HTA has now closed on $208 million of acquisitions totaling 527,000 square feet of gross leasable area ("GLA"), with expected year one contractual yields over 5.5%, before any operating synergies. These properties are approximately 90% occupied as of closing, and are well located within in HTA's key markets. Over 74% of the properties located on or adjacent to hospital campuses, however, all were acquired on a fee-simple basis.

	MSA[1]		Price	GLA	Occupancy
Third Street Medical Center	Los Angeles, CA	On-campus	$85,000,000	147,078	90%
Fairfax MOBs	Washington, D.C.	Off-campus	$18,000,000	57,323	98%
Eagle Road Professional Center	Boise, ID	On-Campus	$11,000,000	57,123	100%
Charleston Condo	Charleston, SC	Off-campus	$801,300	264,981	100%
3Q19 (through 9.1.2019)			**$114,801,300**	**264,195**	**94%**
Streeterville Center	Chicago, IL	On-campus	$40,000,000	72,010	98%
Westport Center	Westport, CT	Off-campus	$18,750,000	37,961	82%
Charlotte MOBs	Charlotte, NC	On/Off-campus	$20,280,000	73,025	95%
1740 South Street	Philadelphia, PA	On-campus	$10,500,000	45,569	97%
Medical Office Condos	Various	On-campus	$3,350,000	34,353	33%
YTD Acquisitions (through 9.1.2019)			**$207,681,300**	**527,113**	**90%**

New Development Projects

During 2019, HTA has reached agreements to develop two new on-campus medical office buildings ("MOBs") with leading health systems in HTA's existing markets. These developments will total approximately 190,000 square feet of GLA and will be developed at expected costs of $85 - $90 million. The developments are expected to have commitments to lease of more than 73% of the space prior to the start of construction, and are being developed to anticipated stabilized yields of over 6.5%. The projects include:

Q3 2019 Announcements	MSA		Investment (In 000's)	GLA	Lease Commitments	Completion
Pavilion III MOB	Dallas, TX	On-campus	$55-60,000	107,000	75%	1Q 2021
Memorial Hospital MOB	Bakersfield, CA	On-campus	$30,000	84,000	70%	1Q 2021
Total			**$90,000**	**191,000**	**73%**	
In Process						
WakeMed Cary MOB	Raleigh, NC	On-campus	$43,897	125,000	72%	3Q 2020
Jackson South MOB	Miami, FL	On-campus	$22,117	51,000	70%	1Q 2021
Total In-Process			**$156,014**	**367,000**	**73%**	

3

[1] Metropolitan Statistical Area

3rd Street Medical Center

Los Angeles, CA
Investment: $85.0MM
Five story, 147,000 SF MOB
Adjacent to St. Vincent's Medical Center
90% Occupancy, 7 year WALT[1]
Fee Simple Ownership
Key Tenants: Children's Hospital LA, AltaMed Health, UCLA Health, Providence (House Ear Institute)


3rd Street Medical Center
Consulate General of Mexico in Los A
Wi Spa
WESTLAKE NORTH
WESTLAKE
WESTLAKE SOUTH
MacArthur Park
Good Samaritan Hospital
Wilshire Blvd
6th St
S Alvarado St
S Occidental Blvd
N Union Ave
Lucas Ave
Bonavent

Strategic Rationale

Third Street Medical Center is a Class A MOB located in the dynamic downtown Los Angeles submarket, an area undergoing tremendous growth and re-development. Demand for medical space within this submarket is strong, with vacancy of less than 4%. The tenant roster includes some of the leading healthcare providers in Southern California locked into long-term leases with annual escalators averaging over 2.5%.

With this acquisition, HTA's investment in the greater Los Angeles/Orange County market now totals more than $325 million with over 700,000 square feet of GLA. This allows for increased scale and efficiencies, allowing for an expansion of HTA's property management and building services platform.

[1]Weighted Average Lease Term

Acquisition Case Study 4

Acquisition Case Study 5

Streeterville Medical Center

Chicago, IL
Investment: $40.0MM
Eight story, 72,000 SF MOB
On-campus Northwestern Memorial Main Hospital (893 Beds)
98% Occupancy
Fee Simple Ownership
Key Tenants: Northwestern Ophthalmic Institute, Premier Pain Clinic, Reproductive Medicine Institute


Centegra Health MOB
Streeterville Medical Center
Rush Oak Park
Burr Ridge
Edward-Elmhurst Plainfield MOB
Chicago
Evanston
Elgin
Schaumburg
Aurora
Naperville
Wheaton
Oak Park
Cicero
Oak Lawn
Orland Park

Strategic Rationale

The Streeterville Medical Center is well occupied fee-simple medical office building next to one of the best hospitals in the country which HTA believes will generate steady cash flows. The property is located in the Downtown Chicago Medical and Academic Campus District on a fee-simple basis with attractive yields. The property benefits from a high visibility location, 1 ½ blocks from the famous “Magnificent Mile” in Northern Michigan Avenue’s growing medical district. Streeterville Medical Center is directly across from the Northwestern Medical Campus which occupies a 25-acre/7 block area. The campus includes 3 major hospital buildings and world renowned research facilities. In addition, Shirley Ryan Ability Lab recently completed a $550 million renovation that includes research and patient care. The University of Chicago is also expanding their outpatient facilities in the medical district. HTA will add this property to its internal asset management platform, generating long term value as HTA consolidates and expands tenant suites within the building.

Acquisition Case Study 6

Streeterville Medical Center Acquisition Case Study 7

Rosedale Medical Center Davidson MOB Charlotte 2019 Acquisitions Charlotte, NC MSA Investment: $20.3MM Two Medical Office Buildings totaling 73,025 SF 95% Occupancy, 7.3 year WALT Fee Simple Ownership Key Tenants: Novant Health and Atrium Health Strategic Rationale HTA continued its expansion in Charlotte, NC with the acquisition of two MOBs anchored by leading health systems Atrium and Novant. The MOBs are located in high-end submarkets in north Charlotte. These include a MOB adjacent to Novant Huntersville hospital campus and a core community MOB in close proximity to Davidson College. With these acquisitions, HTA’s Charlotte, NC presence will increase to over 400,000 square feet of GLA, allowing HTA to bring its assets onto its internal asset management platform. This will bring additional operating efficiencies and the ability to increase its local market knowledge and healthcare relationships. Acquisition Case Study 8

Westport Center for Health Westport, CT Investment: $18.75MM Four Medical Office Building Campus Totaling 38,000 SF Core Critical Off Campus Location with Superior Demographics 82% Occupancy, 9 year WALT Key Tenants: Yale New Haven Health System Strategic Rationale The Westport Center for Health is a core community outpatient location in which HTA seeks to invest. The property is located in Westport, CT, a highly affluent, high barrier market outside of New York City. The property’s location allows for easy access to I-95 making it attractive to healthcare providers. The property is anchored by investment grade credit tenant Yale New Haven Health System. The property is 82% occupied which allows for yield growth. In addition to the strong property features and location characteristics, the asset will be internally managed by HTA’s in-house platform as it is strategically located between two major existing campuses, which we believe will generate incremental value for shareholders. Acquisition Case Study 9

Fairfax Medical Center Fairfax, VA Inova Fair Oaks MOB Investment: $18.0MM Medical Office Building Complex Totaling 57,000 SF 98% Occupancy, 4 year WALT Fee Simple Ownership Key Tenants: Insight Imaging and Integrated Farifax Medical Center Dermatology Strategic Rationale HTA acquired this 57,000 square foot MOB in July 2019 for approximately $18.0 million. This building is 98% leased, has favorable annual escalators and is located approximately 5 miles from HTA’s Inova Fair Oaks MOB in the Washington D.C. MSA. This off campus location has superior demographics. The median household income for the 3-mile radius is $119,665, and The Company continue to expect solid population growth in this key gateway market. In addition, the asset will be internally managed by HTA’s in-house operating platform, which is expected to generate incremental value to tenants and shareholders. Acquisition Case Study 10

Other Acquisitions Eagle Road Professional Center Boise, ID Investment: $11.0MM 57,123 SF MOB Adjacent to St. Luke’s Meridian Hospital Campus 100% Leased 1740 South Street MOB Philadelphia, PA Investment: $10.5MM 45,569 SF MOB Adjacent to Penn Medicine Rittenhouse campus 97% Leased Development Announcement 11

Pavilion III MOB Dallas, TX Investment: $55- $60MM (estimated) Four story, 107,000 SF Class A MOB The Pavilion III MOB On-Campus (HCA’s Medical City Spine Hospital and Heart Hospital) Fee Simple Ownership Preleasing Commitments: 80,000 SF (75%) Construction: Q4 2019 to Q1 2021 (estimated) Strategic Rationale The Pavilion III MOB is a fee-simple, 107,000 square foot Class A MOB that will expand HTA’s presence on HCA’s new Medical City Heart Hospital and Spine Hospital campus (formerly Forest Park) which will provide leading cardiac and orthopedic services to the attractive North Dallas area. This area features high physician demand, with less than 3% vacancy within a 3 mile radius. As a result, we currently have commitments to lease over 75% of the GLA in this MOB, reducing lease-up risk to this project. HTA currently owns two existing MOBs on this campus that are over 90% leased as of June 30, 2019. With this development, HTA’s investment on this campus will increase to over 300,000 square feet of GLA of fee-simple, on-campus MOBs located in critical, Dallas medical real estate. The Company has also entered into a contract to purchase a 6 acre parcel of land located immediately adjacent to the campus which it intends to hold for future expansion. Development Announcement 12

Medical City Heart Hospital and Spine Hospital Willowdell Drive HTA Owned Developable Land Parking Garage Current Development Pavilion III Current Development Parking Pavilion II Garage est Lane For Medical City Medical City Spine Hospital Heart Hospital Tower North Central Expr Forest Central Drive essway / Service Road 75 Exit 20B Colt Road . Strategic Rationale Clodus Fields Dr HTA currently owns two existing MOBs on the Medical City Heart Hospital and Spine Hospital campus. These MOBs (the Tower and Pavilion II) are owned on a fee simple basis and total approximately 200k SF of GLA, and were over 90% leased as of June 30, 2019. Development Announcement 13

Memorial Hospital MOB

Bakersfield, CA
Investment: $30MM (estimated)
Three story, 84,000 SF Class A MOB
On-Campus (CommonSpirit's Memorial Hospital)
Leased Fee Interest
Preleasing Commitments: 58,600 SF (70%)
Construction: Q4 2019 to Q1 2021 (estimated)


Memorial Hosptial MOB
Mercy North and South
Kern County Museum
Memorial Hospital Bakersfield
Walmart Supercenter
Costco Wholesale
Landco
Yokuts Park
DOWNTOWN
Bakersfield
Westside Pkwy
California State University Bakersfield
In-N-Out Burger
OLEANDER/ SUNSET
Golden West Casino
Kayandee

Strategic Rationale

HTA will develop a Class A MOB with 84,000 square foot of GLA located on CommonSpirit's (formerly Dignity) Memorial Hospital in Bakersfield, CA. This MOB is expected to cost approximately $30 million to develop, with construction expected to begin in the fourth quarter of 2019 and be completed by the first quarter of 2021. This development will expand HTA's relationship with CommonSpirit to a 10th hospital campus.

Development Announcement 14

Previously Announced Developments Medical Park of Cary Cary, NC Investment: $44MM (Estimated) 125,000 SF Class A MOB 72% Preleased Completion Q1 2021 On-campus Jackson South MOB Coral Reef, FL Investment: $22MM (Estimated) 51,000 SF Class A MOB 70% Preleased Completion Q3 2020 On-campus Development Announcement 15